                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        September 16, 1999
                                                --------------------------------


                          SMARTALK TELESERVICES, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         California                   0-21579               95-4502740
       --------------               -----------           --------------

(State or Other Jurisdiction      (Commission File         (IRS Employer
 of Incorporation)                    Number)           Identification No.)


     5080 Tuttle Crossing Boulevard, Dublin, Ohio             43016-3566
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


The Company's telephone number, including area code     (614) 789-8600
                                                   -----------------------------


                                   No change
--------------------------------------------------------------------------------
            (Former Name or Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     As previously disclosed in a Current Report on Form 8-K, on January 19, 1999, SmarTalk TeleServices, Inc. and certain of its non-foreign subsidiaries (collectively, the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases Nos. 99-108 to 99-127).

     Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, on September 16, 1999 the Company filed its Monthly Operating Report for the period of July 1, 1999 through July 31, 1999 (the "July MOR") with the Office of the United States Trustee - Region 3 and the Bankruptcy Court.

     A copy of the June MOR is attached hereto as Exhibit 99.1, and incorporated herein by reference./1/


ITEM 7.  EXHIBITS

Exhibit No.    Description
----------     -----------

99.1           Monthly Operating Report for the period of July 1, 1999 through
               July 31, 1999



The Exhibit to this Report contains forward-looking statements. The words, "believe," "expect," and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. In particular, SmarTalk is in the preliminary stages of evaluating the potential recoveries for creditors based on the assets of the bankruptcy estate, and any formal liquidation analysis would be premature at this time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtor's obligations to file monthly operating reports).
                                              -------------------
/1/ The attachments and exhibits referenced in the July MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

                              (Page 2 of 4 Pages}

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMARTALK TELESERVICES, INC.



Date: September 16, 1999          By:  /s/ Thaddeus Bereday
                                  -------------------------------------------
                                     Name:  Thaddeus Bereday
                                     Title: President and Acting General Counsel

                              (Page 3 of 4 Pages)

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
----------     -----------

99.1           Monthly Operating Report for the period of July 1, 1999 through
               July 31, 1999

                              (Page 4 of 4 Pages)

                                                                    EXHIBIT 99.1
-----------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
-----------------------------------------

-----------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------

-----------------------------------------
JUDGE: Honorable Mary F. Walrath
-----------------------------------------

                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                     CONSOLIDATED MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING: July 31, 1999
               FOR THE PERIOD: July 1, 1999 through July 31, 1999
           ---------------------------------------------------------

                                               Document                  Previously                 Explanation
Required Attachments                           Attached                  Submitted                    Attached
1. Tax Receipts                                   ( )                      (X)                          ( )

2. Bank Statements                                (X)                      ( )                          ( )

3. Most recently filed Income Tax                 ( )                      (X)                          ( )
   Return

4. Most recent Annual Financial                   ( )                      (X)                          ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Thaddeus Bereday                             President
-----------------------------------------------  -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Thaddeus Bereday                                       9/15/99
-----------------------------------------------  -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Lois Mannon                                  Chief Accounting Officer
-----------------------------------------------  -------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Lois Mannon                                            9/15/99
-----------------------------------------------  -------------------------------
PRINTED NAME OF PREPARER                                     DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

----------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 2
----------------------------------------------

----------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
----------------------------------------------

                                                                  THIRD QUARTER
----------------------------------------------                    -----
    COMPARATIVE BALANCE SHEET
----------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                 MONTH                MONTH                MONTH
                                                                 -----------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
    UNRESTRICTED CASH
----------------------------------------------------------------------------------------------------------------
    RESTRICTED CASH                                                     SEE ATTACHED BALANCE SHEET
----------------------------------------------------------------------------------------------------------------
1.  TOTAL CASH
----------------------------------------------------------------------------------------------------------------
2.  ACCOUNTS RECEIVABLE (NET)
----------------------------------------------------------------------------------------------------------------
3.  INVENTORY
----------------------------------------------------------------------------------------------------------------
4.  NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------
5.  PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
7.  TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
8.  PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------
9.  LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
    AMORTIZATION  (ATTACH  LIST)
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------
    DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY
----------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                             AS OF: JULY 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                              NON-DEBTOR SUBSIDIARIES
                                                            (Provided for informational
                                                         purposes only on a basis consistent
                                                         with the Debtors previous public
                                                                financial reporting)

                                                                                    Total
                                          SMTK             SMTK                  Debtors and
                                         Debtors        Non-debtors              Non-debtors
                                         -------        -----------              -----------
Assets
Current assets:
  Cash                                   79,568,787                 -             79,568,787
  Cash held for non-debtors               1,130,753                 -              1,130,753
  AT&T holdback note receivable          40,000,000                 -             40,000,000
  Interest receivable                       666,667                 -                666,667
  Notes receivable, net                   4,583,112                 -              4,583,112
  Inventory                               2,735,650                 -              2,735,650
  Prepaid expenses                          116,118                 -                116,118
                                        -----------    --------------          -------------
Total current assets                    128,801,087                 -            128,801,087

Non current assets:
  Property and equipment, net             1,483,395                 -              1,483,395
                                        -----------    --------------          -------------
Total non current assets                  1,483,395                                1,483,395

Total assets                            130,284,482                 -            130,284,482
                                        ===========    ==============          =============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable           3,380,473           764,839              4,145,312
  Excise & sales tax payable                      -                 -                      -
  Other accrued                           4,780,813            49,284              4,830,097
                                        -----------    --------------          -------------
Total current liabilities                 8,161,286           814,123              8,975,409

Prepetition liabilities:
  Accounts payable                       46,171,652                 -             46,171,652
  Excise & sales tax payable              2,465,777                 -              2,465,777
  Other accrued                          20,066,593           103,778             20,170,371
  Accrued interest                        4,171,498                 -              4,171,498
  Long term debt                        150,867,550                 -            150,867,550
  Notes payable-Century/DTR               4,297,998                 -              4,297,998
                                        -----------    --------------          -------------
Total prepetition liabilities           228,041,068           103,778            228,144,846
                                        -----------    --------------          -------------

Total liabilities                       236,202,354           917,901            237,120,255

Intercompany                             (3,311,005)        3,311,005                      -

Shareholders' equity (deficit):
  Common stock                          278,227,663                 -            278,227,663
  Beginning accumulated deficit        (170,658,280)       (3,695,301)          (174,353,581)
  Current year profit (loss)           (210,178,250)         (533,605)          (210,709,855)
                                        -----------    --------------          -------------
Total shareholders' equity             (102,606,867)       (4,228,906)          (106,835,773)
                                        -----------    --------------          -------------

Total liabilities and equity            130,284,482                 -            130,284,482
                                        ===========    ==============          =============

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                        ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended July 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, September 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During July 1999, the Company has written down the value of its inventory by $1,964,935 to $2,735,650 based on a range of potential purchasing bids from outside third parties. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates that have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.            ACCRUAL BASIS - 3
     --------------------------------------------

     --------------------------------------------
     CASE NUMBERS: 99-108 to 99-127 (MFW)                  THIRD QUARTER
     --------------------------------------------          -----

     ---------------------------------------
     INCOME STATEMENT
     -------------------------------------------------------------------------------
                                              MONTH    MONTH       MONTH     QUARTER
     REVENUES                                                                 TOTAL
     -------------------------------------------------------------------------------
      1. GROSS REVENUES
     -------------------------------------------------------------------------------
      2. LESS: RETURNS & DISCOUNTS         SEE ATTACHED INCOME STATEMENT
     -------------------------------------------------------------------------------
      3. NET REVENUE
     -------------------------------------------------------------------------------
     COST OF GOODS SOLD
     -------------------------------------------------------------------------------
      4. BEGINNING INVENTORY
     -------------------------------------------------------------------------------
      5. ADD: PURCHASES
     -------------------------------------------------------------------------------
      6. LESS: ENDING INVENTORY
     -------------------------------------------------------------------------------
      7. TOTAL COST OF GOODS SOLD
     -------------------------------------------------------------------------------
      8. GROSS PROFIT
     -------------------------------------------------------------------------------
     OPERATING EXPENSES
     -------------------------------------------------------------------------------
      9. OFFICER/INSIDER COMPENSATION
     -------------------------------------------------------------------------------
     10. DIRECT LABOR/SALARIES
     -------------------------------------------------------------------------------
     11. PAYROLL TAXES
     -------------------------------------------------------------------------------
     12. RENT & LEASE EXPENSE
     -------------------------------------------------------------------------------
     13. INSURANCE
     -------------------------------------------------------------------------------
     14. DEPRECIATION/DEPLETION/AMORTIZATION
     -------------------------------------------------------------------------------
     15. GENERAL & ADMINISTRATIVE
     -------------------------------------------------------------------------------
     16. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     17. TOTAL OPERATING EXPENSES
     -------------------------------------------------------------------------------
     18. INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE
     -------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------
     19. NON-OPERATING INCOME (ATT. LIST)
     -------------------------------------------------------------------------------
     20. NON-OPERATING EXPENSE (ATT. LIST)
     -------------------------------------------------------------------------------
     21. INTEREST EXPENSE
     -------------------------------------------------------------------------------
     22. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     23. NET OTHER INCOME & EXPENSES
     -------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------
     24. PROFESSIONAL FEES
     -------------------------------------------------------------------------------
     25. U.S. TRUSTEE FEES
     -------------------------------------------------------------------------------
     26. OTHER (ATTACH LIST)
     -------------------------------------------------------------------------------
     27. TOTAL REORGANIZATION EXPENSES
     -------------------------------------------------------------------------------
     28. INCOME TAX
     -------------------------------------------------------------------------------
     29. NET PROFIT (LOSS)
     -------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                        CONSOLIDATING INCOME STATEMENT
                       For the month ended July 31, 1999


NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                                             NON-DEBTOR SUBSIDIARIES
                                                                           (Provided for informational
                                                                        purposes only on a basis consistent
                                                                        with the Debtors previous public
                                                                               financial reporting)

                                                                                            Total
                                                         SMTK             SMTK           Debtors and
                                                        Debtors        Non-debtors       Non-debtors
                                                        -------        -----------       -----------
Revenue                                                      -                  -                 -

Cost of revenue                                              -                  -                 -
                                                    ----------            -------        ----------
   Gross profit                                              -                  -                 -

Expenses:
General and administrative                             291,205             36,960           328,185

Reorganization costs:
Professionals cost                                   1,251,168             31,884         1,283,052
Inventory write down to net realizable value         1,964,355                  -         1,964,355
Other                                                   85,953                  -            85,953
                                                    ----------            -------        ----------

   Operating profit (loss)                          (3,628,680)           (68,844)       (3,697,524)

Interest expense                                             -                  -                 -
Other income                                           308,497                  -           308,497
Interest income                                        379,679              2,883           382,562
                                                    ----------            -------        ----------
Net profit (loss)                                   (2,940,504)           (65,961)       (3,006,465)
                                                    ==========            =======        ==========

Readers are cautioned to read the attached addendum to the financial statements.

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                             DEBTORS-IN-POSSESSION
                        ADDENDUM TO FINANCIAL STATEMENTS
                       For the month ended July 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T have agreed to extend the review period to, and including, September 13, 1999. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40 million promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. Although the Company and AT&T have not yet finalized the Closing Statements, AT&T has suggested that the principal amount of the Holdback Note be reduced by $4,578,072 to $35,421,928. Due to the uncertainty surrounding the amount of offsets, if any, against the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated face amount until the Closing Statements are finalized.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During July 1999, the Company has written down the value of its inventory by $1,964,935 to $2,735,650 based on a range of potential purchasing bids from outside third parties. The liquidation of such assets has not yet occurred and thus the actual liquidation value and impairment loss may differ from the Company's preliminary estimates that have been used to prepare the financial statements included herein. The Company undertakes no obligation to update its estimate of the loss or impairment of assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports). The Company will adjust the carrying amounts of such assets in future reporting periods when more accurate realizable values are determined.

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court has established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                               ACCRUAL BASIS - 4
     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                      THIRD QUARTER
     --------------------------------------------                 -----
                                                               Bank: FIRSTAR
     --------------------------------------------                    -------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     --------------------------------------------       Account no.: 4889-40040
                                                                     ----------
                                                        Account type: Operating
     NOTE:                                                            ---------

     ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

     -----------------------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                                                               MONTH
                                                                           -------------------------------
     DISBURSEMENTS                                                              7/1/99 - 7/31/99
     -----------------------------------------------------------------------------------------------------------------------------
          1.   CASH - BEGINNING OF MONTH                                                    $    869,793
     -----------------------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     -----------------------------------------------------------------------------------------------------------------------------
          2.   CASH  SALES (FROM MERCHANT CARD RECHARGES)                                   $          -
     -----------------------------------------------------------------------------------------------------------------------------
          3.   COLLECTION OF ACCOUNTS RECEIVABLE                                            $          -
     -----------------------------------------------------------------------------------------------------------------------------
          4.   LOANS & ADVANCES                                                             $          -
     -----------------------------------------------------------------------------------------------------------------------------
          5.   SALE OF ASSETS                                                               $          -
     -----------------------------------------------------------------------------------------------------------------------------
          6.   OTHER:
     -----------------------------------------------------------------------------------------------------------------------------
                    TRANSFERS IN FROM MONEY MARKET ACCOUNT                 $   1,000,000
     -----------------------------------------------------------------------------------------------------------------------------
                    MISCELLANEOUS RECEIPTS FROM REFUNDS                    $     246,075
     -----------------------------------------------------------------------------------------------------------------------------
                    MISCELLANEOUS TIMING ADJUSTMENTS                       $           -
     -----------------------------------------------------------------------------------------------------------------------------
               TOTAL OTHER                                                                  $  1,246,075
     -----------------------------------------------------------------------------------------------------------------------------
          7.   TOTAL RECEIPTS                                                               $  1,246,075
     -----------------------------------------------------------------------------------------------------------------------------
          8.   TOTAL CASH AVAILABLE                                                         $  2,115,868
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     -----------------------------------------------------------------------------------------------------------------------------
          9.   CHECKS WRITTEN - (SEE ATTACHED LIST)                                         $     968,792
     -----------------------------------------------------------------------------------------------------------------------------
          10.  WIRE TRANSFERS - (SEE ATTACHED LIST)                                         $       2,666
     -----------------------------------------------------------------------------------------------------------------------------
          11.  OTHER:
     -----------------------------------------------------------------------------------------------------------------------------
                    CASH TRANSFERS OUT                                $            -
     -----------------------------------------------------------------------------------------------------------------------------
                    BANK CHARGES                                      $            -
     -----------------------------------------------------------------------------------------------------------------------------
          12.  TOTAL OTHER                                                                  $           -
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                  $     971,458
     -----------------------------------------------------------------------------------------------------------------------------
               ENDING ACCOUNT BALANCE                                                       $   1,144,410
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                         $  35,284,718
               SEE ACCRUAL BASIS - 6
     -----------------------------------------------------------------------------------------------------------------------------
     ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                      $  44,270,473
               SEE ACCRUAL BASIS - 6
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 14)                         $  80,699,541
     -----------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                   ACCRUAL BASIS - 5
     --------------------------------------------

     --------------------------------------------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     --------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
                                                                MONTH                  MONTH               MONTH
                                                           -------------------------------------------------------------
          ACCOUNTS RECEIVABLE AGING                         July 31, 1999
     -------------------------------------------------------------------------------------------------------------------
     1.   0 - 30 days old                                   $          -
     -------------------------------------------------------------------------------------------------------------------
     2.   31 - 60 days old                                             -
     -------------------------------------------------------------------------------------------------------------------
     3.   61 - 90 days old                                             -
     -------------------------------------------------------------------------------------------------------------------
     4.   91+ days old                                                 -
     -------------------------------------------------------------------------------------------------------------------
     5.   TOTAL  ACCOUNTS  RECEIVABLE                                  -
     -------------------------------------------------------------------------------------------------------------------
     6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE                            -
     -------------------------------------------------------------------------------------------------------------------
     7.   ACCOUNTS  RECEIVABLE  (NET)                       $          -
     -------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------
                                                                          MONTH:  July 31, 1999
                                                                                  -------------
          AGING OF POSTPETITION ACCOUNTS PAYABLE
     -------------------------------------------------------------------------------------------------------------------
                                         0-30         31-60          61-90             91+
                                         DAYS         DAYS           DAYS              DAYS            TOTAL
     -------------------------------------------------------------------------------------------------------------------
          ACCOUNTS PAYABLE          $  1,265,275   $  695,193    $ 1,075,247       $ 344,758        $  3,380,473
     -------------------------------------------------------------------------------------------------------------------

          NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

     ---------------------------------------------------
     STATUS OF POSTPETITION TAXES                                                     MONTH: July 31, 1999
                                                                                             -------------
     --------------------------------------------------------------------------------------------------------------------
                                        BEGINNING         AMOUNT                          ENDING
                                           TAX         WITHHELD AND/         AMOUNT         TAX        DELINQUENT
     FEDERAL                            LIABILITY*      0R ACCRUED            PAID       LIABILITY       TAXES
     --------------------------------------------------------------------------------------------------------------------
     1.   WITHHOLDING**                 $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     2.   FICA-EMPLOYEE**               $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     3.   FICA-EMPLOYER**               $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     4.   UNEMPLOYMENT                  $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     5.   INCOME                        $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     6.   OTHER (ATTACH LIST)           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     7.   TOTAL FEDERAL TAXES           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     --------------------------------------------------------------------------------------------------------------------
     8.   WITHHOLDING                   $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     9.   SALES                         $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     10.  EXCISE                        $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     11.  UNEMPLOYMENT                  $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     12.  REAL PROPERTY                 $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     13.  PERSONAL PROPERTY             $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     14.  OTHER - STATE DISABILITY      $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     15.  TOTAL STATE & LOCAL           $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------
     16.  TOTAL TAXES                   $      -       $        -          $        -     $      -     $       -
     --------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     NOTE:   No employees were employed by the debtors during the month.

     ---------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.         ACCRUAL BASIS - 6
     ---------------------------------------

     ---------------------------------------
     CASE NUMBERS: 99-108 to 99-127 (MFW)
     ---------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                  MONTH:        July 31, 1999
     -----------------------------------                                                        -------------
     BANK RECONCILIATIONS
                                                    Account #1     Account #2   Account #3        Account #4     Account #5
     ------------------------------------------------------------------------------------------------------------------------
     A. BANK:                                       FIRSTAR        FIRSTAR      FIRSTAR           FIRSTAR        FIRSTAR
     ------------------------------------------------------------------------------------------------------------------------
     B. ACCOUNT  NUMBER:                           4889-40040      4889-40099   4889-40107        4889-40115     4889-40123
     ------------------------------------------------------------------------------------------------------------------------
     C. PURPOSE  (TYPE):                            OPERATING      CANADA       UNITED KINGDOM    FLETCHER       MONEY MARKET
     ------------------------------------------------------------------------------------------------------------------------
       1. BALANCE PER BANK STATEMENT              $ 1,254,163    $ 50,256      $  1,080,497      $ 28,709,521    $  5,444,352
     ------------------------------------------------------------------------------------------------------------------------
       2. ADD: TOTAL DEPOSITS NOT CREDITED        $         -    $      -      $          -      $          -    $          -
     ------------------------------------------------------------------------------------------------------------------------
       3. SUBTRACT: OUTSTANDING CHECKS            $  (109,753)   $      -      $          -      $          -    $          -
     ------------------------------------------------------------------------------------------------------------------------
       4. OTHER RECONCILING ITEMS (ATTACH LIST)   $         -    $      -      $          -      $          -    $          -
     ------------------------------------------------------------------------------------------------------------------------
       5. MONTH END BALANCE PER BOOKS             $ 1,144,410    $ 50,256      $  1,060,497      $ 28,709,521    $  5,444,352
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
       6. NUMBER OF LAST CHECK WRITTEN                   1318        1036              1027              None            None
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------
     INVESTMENT ACCOUNTS
     ------------------------------------------------------
                                                                    DATE OF        MATURITY         TYPE OF      PURCHASE
     BANK ACCOUNT NAME & NUMBER                                    PURCHASE          DATE         INSTRUMENT      PRICE
     ------------------------------------------------------------------------------------------------------------------------
      7. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                 June 3, 1999   July 8, 1999    TREASURY BILL  $ 42,499,748
     ------------------------------------------------------------------------------------------------------------------------
      8. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                 July 8, 1999   August 19, 1999 TREASURY BILL  $ 39,173,106
     -------------------------------------------------------------------------------------------------------------------------
      9. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                July 14, 1999   August 19, 1999 TREASURY BILL  $  4,978,000
     ------------------------------------------------------------------------------------------------------------------------
     10.
     ------------------------------------------------------------------------------------------------------------------------
     11. TOTAL INVESTMENTS
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------
     CASH
     ------------------------------------------------------------------------------------------------------------------------
     12. PETTY CASH
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     13. CURRENCY ON HAND
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     14. TOTAL CASH - END OF MONTH
     ------------------------------------------------------------------------------------------------------------------------

     -----------------------------------
     BANK RECONCILIATIONS
                                                    Account #6
     --------------------------------------------------------------------------------
     A. BANK:                                        FIRSTAR
     -----------------------------------------------------------------
     B. ACCOUNT NUMBER:                              82160-6514         TOTAL
     -----------------------------------------------------------------
     C. PURPOSE (TYPE):                              FRAMINGHAM
     --------------------------------------------------------------------------------
       1. BALANCE PER BANK STATEMENT                       (3)          $  36,538,786
     --------------------------------------------------------------------------------
       2. ADD: TOTAL DEPOSITS NOT CREDITED                  -           $           -
     --------------------------------------------------------------------------------
       3. SUBTRACT: OUTSTANDING CHECKS                      -           $    (109,753)
     --------------------------------------------------------------------------------
       4. OTHER RECONCILING ITEMS (ATTACH LIST)             -           $           -
     --------------------------------------------------------------------------------
       5. MONTH END BALANCE PER BOOKS                      (3)          $  36,429,033
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
       6. NUMBER OF LAST CHECK WRITTEN
     --------------------------------------------------------------------------------
     -------------------------------------------
     INVESTMENT ACCOUNTS
     --------------------------------------------------------------------------------
                                                                          CURRENT
     BANK ACCOUNT NAME & NUMBER                                            VALUE
     --------------------------------------------------------------------------------
      7. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                            MATURED
     --------------------------------------------------------------------------------
      8. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                      $  39,282,034
     --------------------------------------------------------------------------------
      9. FIRSTAR TREASURY BILL ACCOUNT #2260-00038                      $   4,989,389
     --------------------------------------------------------------------------------
     10.
     --------------------------------------------------------------------------------
     11. TOTAL INVESTMENTS                                              $  44,270,413
     --------------------------------------------------------------------------------
     -------------------------------------------
     CASH
     --------------------------------------------------------------------------------
     12. PETTY CASH                                                     $          95
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
     13. CURRENCY ON HAND                                               $  36,429,128
     --------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
     14. TOTAL CASH - END OF MONTH                                      $  80,699,541
     --------------------------------------------------------------------------------

     ----------------------------------------------------
     DEBTORS: WORLDWIDE DIRECT, INC., et al.                ACCRUAL BASIS - 7
     ----------------------------------------------------
     ----------------------------------------------------
     CASE  NUMBERS: 99-108 to 99-127 (MFW)
     ---------------------------------------------------
                                                       MONTH:     July 31, 1999
                                                                  -------------
     --------------------------------------------------------------------------
                           PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------------------------------------
     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -----------------------------------------------------------------------------------------------------------------------------
                                                             INSIDERS
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUMULATIVE
                                                                           TYPE OF               AMOUNT               UNPAID
     NAME                                   POSITION                       PAYMENT                PAID                BALANCE
     -----------------------------------------------------------------------------------------------------------------------------
     1. Lois Mannon                         Chief Accounting Officer       Fees                  $ 10,060                 0
     -----------------------------------------------------------------------------------------------------------------------------
     2. Thaddeus Bereday                    President                      Fees & Expenses         21,016                 0
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
     6.
     -----------------------------------------------------------------------------------------------------------------------------
     7.
     -----------------------------------------------------------------------------------------------------------------------------
     8.
     -----------------------------------------------------------------------------------------------------------------------------
     9.
     -----------------------------------------------------------------------------------------------------------------------------
     10.
     -----------------------------------------------------------------------------------------------------------------------------
                                 TOTAL PAYMENTS TO INSIDERS                                      $ 31,076
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                                            TYPE               DATE OF COURT
                                                             OF              ORDER AUTHORIZING     AMOUNT      AMOUNT     TOTAL PAID
                    NAME                                  PROFESSIONAL            PAYMENT         APPROVED      PAID       TO DATE
     ------------------------------------------------------------------------------------------------------------------------------
     1.  Arthur Anderson LLP                              Consultant         January 20, 1999     $ 48,929    $ 48,929  $    48,929
     ------------------------------------------------------------------------------------------------------------------------------
     2.  Crossroads Capital Partners                      Consultant         January 20, 1999     $ 88,448    $ 88,448  $    88,448
     ------------------------------------------------------------------------------------------------------------------------------
     3.  Ernst & Young LLP                                Consultant         January 20, 1999     $109,033    $109,033  $   494,139
     ------------------------------------------------------------------------------------------------------------------------------
     4.  Hennigan, Mercer & Bennelli                      Legal              January 20, 1999     $202,226    $202,226  $   202,226
     ------------------------------------------------------------------------------------------------------------------------------
     5.  Houlihan, Lokey, Howard & Zukin Capital          Investment Banker  January 20, 1999     $      -    $      -  $   160,000
     ------------------------------------------------------------------------------------------------------------------------------
     6.  Klehr, Harrison, Harvey, Branzburg & Ellers LLP  Legal              January 20, 1999     $ 21,032    $ 21,032  $    43,799
     ------------------------------------------------------------------------------------------------------------------------------
     7.  Munsch, Hardt, Kopf & Harr                       Legal              January 20, 1999     $121,314    $121,314  $   381,558
     ------------------------------------------------------------------------------------------------------------------------------
     8.  Young, Conaway, Stargait & Taylor                Legal              January 20, 1999     $122,298    $122,298  $   122,298
     ------------------------------------------------------------------------------------------------------------------------------
     9.  Zolpho Cooper, LLC                               Consultant         January 20, 1999     $      -    $      -  $   143,290
     ------------------------------------------------------------------------------------------------------------------------------
     10.
     -----------------------------------------------------------------------------------------------------------------------------
     11. TOTAL  PAYMENTS TO PROFESSIONALS                                                         $713,279    $713,279  $1,684,686
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     ADEQUATE PROTECTION  PAYMENTS
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                 SCHEDULED           AMOUNTS
                                                                                  MONTHLY             PAID               TOTAL
                                                                                 PAYMENTS            DURING              UNPAID
                             NAME OF CREDITOR                                       DUE               MONTH           POSTPETITION
     -----------------------------------------------------------------------------------------------------------------------------
     1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
     -----------------------------------------------------------------------------------------------------------------------------
     2.
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL

--------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                     ACCRUAL BASIS - 8
--------------------------------------
--------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------
                                     MONTH:          July 31, 1999
                                          ------------------------
--------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                       YES    NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED  OUTSIDE
    THE NORMAL COURSE OF BUSINESS DURING THIS REPORTING  PERIOD?              X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                          X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                    X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                    X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                 X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                          X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                     X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                         X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                           X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
10.Pursuant to ordinary course business transactions with creditors in
--------------------------------------------------------------------------------
   accordance with standard payment terms, certain amounts were outstanding.
--------------------------------------------------------------------------------

-----------------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES      NO
--------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
--------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                  PERIOD                        PAYMENT AMOUNT
           POLICY                                  CARRIER                         COVERED                        & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
1.  Directors & Officers Liability                 Genesis                         10/22/98-10/22/99             $175,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
2.  Directors & Officers Liability                 Agricultural Excess             10/22/98-10/22/99             $87,500 & annual
------------------------------------------------------------------------------------------------------------------------------------
3.  Directors & Officers Liability                 Zurich-American                 10/22/98-10/22/99             $92,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
4.  Directors & Officers Liability                 Genesis                         10/22/98-10/22/99             $60,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
5.  Directors & Officers Liability (A-side)        Executive Risk                  12/11/98-10/22/99             $150,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
6.  Directors & Officers Liability (A-side)        Reliance Insurance Co.          12/11/98-10/22/99             $105,000 & annual
------------------------------------------------------------------------------------------------------------------------------------
7.  Crime                                          Travelers Group                 8/6/98-8/6/99                 $3,587 & annual
------------------------------------------------------------------------------------------------------------------------------------
8.  Bond Premium                                   Harry Koch                      9/25/98-9/25/99               $500 & annual
------------------------------------------------------------------------------------------------------------------------------------
9.  Business Auto                                  Travelers Group                 3/24/99-3/24/00               $8,106 annual
------------------------------------------------------------------------------------------------------------------------------------
10. Boiler & Machinery                             Travelers Group                 3/24/99-3/24/00               $1,547 annual
------------------------------------------------------------------------------------------------------------------------------------
11. Commercial Umbrella                            Travelers Group                 3/24/99-3/24/00               $12,212 annual
------------------------------------------------------------------------------------------------------------------------------------
12. Kidnap & Ransom                                Travelers Group                 3/24/99-3/24/00               $1,133  annual
------------------------------------------------------------------------------------------------------------------------------------
13. Fiduciary Liability                            Travelers Group                 3/24/99-3/24/00               $1,002  annual
------------------------------------------------------------------------------------------------------------------------------------
14. Worker's Compensation - Illinois*              Wausau                          3/24/99-3/24/00               $547 annual
------------------------------------------------------------------------------------------------------------------------------------
15. Worker's Compensation - All Other States*      Wausau                          3/24/99-3/24/00               $17,073 annual
------------------------------------------------------------------------------------------------------------------------------------
16. Worker's Compensation - Administration Fee*    Picton Cavanaugh                3/24/99-3/24/00               $15,000 annual
------------------------------------------------------------------------------------------------------------------------------------
17. Commercial Package Policy                      Travelers Group                 3/24/99-3/24/00               $41,532 annual
------------------------------------------------------------------------------------------------------------------------------------

* Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.
--------------------------------------------------------------------------------

------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                      ACCRUAL BASIS - 9
------------------------------------------------------
------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------

                                 MONTH:  July 31, 1999
                                         -------------

------------------------------------------------------------------------------------------------------------------------------------
                                  PERSONNEL *
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            FULLTIME               PART TIME
------------------------------------------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of month                                             0                       0
------------------------------------------------------------------------------------------------------------------------------------
2. Number of employees hired during the month                                                  0                       0
------------------------------------------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the month                                 0                       0
------------------------------------------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of month                                        0                       0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

* Effective May 1999, the Debtors no longer have any employees. The six representatives responsible for administering the bankruptcy estates are engaged as independent contractors.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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   DATE of CHANGE:  _______________________________

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   _________________________________________________________________

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   _________________________________________________________________

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